Exhibit 99.1

Vivid Seats, A Leading Concert, Sports And Theater Ticket Marketplace, To Become A Publicly-Listed Company Via Merger With Horizon Acquisition Corporation

•	Vivid Seats has entered into a definitive merger agreement with Horizon Acquisition Corporation (“Horizon”) (NYSE: HZAC)
•	Vivid Seats is a leading marketplace that utilizes its powerful technology platform to connect millions of fans with thousands of ticket sellers across hundreds of thousands of events each year
•	The Vivid Seats mission is to empower fans to Experience It Live and enjoy life’s most exciting moments by facilitating transactions through an easy-to-use, trusted marketplace
•	Vivid Seats is poised to benefit from pent-up demand created during the pandemic as fans are craving the opportunity to see their favorite sports, concert and theater events
•	The transaction will provide approximately $769 million of gross proceeds to Vivid Seats, including a $225 million fully committed common stock PIPE at $10.00 per share provided by institutional investors, including Fidelity Management & Research Company LLC, and Eldridge Industries, LLC (“Eldridge”)
•	Eldridge has also committed to make an additional investment in common stock PIPE at $10.00 per share in an amount equal to Horizon’s shareholder redemptions, if any
•	All transaction proceeds will be used for debt repayment and capital structure optimization and to position Vivid Seats to continue to invest in growth and improve customer experiences
•	Investor call with Vivid Seats and Horizon scheduled for today at 8:30 am ET

CHICAGO, IL and GREENWICH, CT, April 22, 2021 – Vivid Seats Inc. (“Vivid Seats” or “the Company”) has entered into a definitive transaction agreement with Horizon, a publicly-traded special purpose acquisition company, Horizon Sponsor, LLC (“Sponsor”) and certain other parties thereto, that will result in Vivid Seats Inc. becoming a public company.

The new company, which will be led by Vivid Seats CEO Stan Chia, will continue to be managed by its highly experienced management team, including CFO Lawrence Fey. Todd L. Boehly, Chairman and CEO of Horizon and Eldridge, will join the Vivid Seats Board of Directors.

Vivid Seats Investment Highlights

•	Successful and growing marketplace serving the concert, sports and theater markets through leading technology and service platforms
•	Scaled marketplace supporting over 12 million customers and 3,400 sellers transacting across more than 200,000 listed events
•	Delivers unique and unparalleled value through Vivid Seats Rewards, a customer loyalty program that delivers additional value to fans, and industry leading customer service
•	Compelling cash flow profile with minimal capital spending and favorable working capital dynamics
•	Strong reputational gains with buyers and sellers driven by accommodating policies throughout the COVID-19 pandemic create unique opportunity to drive outsized growth during post-pandemic recovery

“We are thrilled to partner with Horizon, bringing together the trusted Vivid Seats brand and our deep expertise in the live events industry with a portfolio of unique and accretive relationships brought by Horizon that can accelerate our growth,” Stan Chia, CEO of Vivid Seats, said. “With our Vivid Seats Rewards loyalty program and outstanding customer service, we are poised to drive growth while continuing to innovate and improve the user experience for our loyal customers.”

Todd L. Boehly, Chairman and CEO of Horizon said, “We are pleased to bring Vivid Seats to the public markets. With its favorable mix of live events, and its growing list of strategic partners, Vivid Seats has built an impressive technology platform, as well as a substantial customer base. Vivid Seats is a scaled, growing and highly profitable marketplace that will be well positioned to drive continual long-term growth.”

Transaction Overview

Institutional investors have committed to a private investment of $225 million in Class A common stock of the combined company that will close concurrently with the business combination. Horizon has $544 million of cash in its trust account, of which $155 million was previously invested by Sponsor.

Existing Vivid Seats shareholders will roll 100% of their equity into the new company, with all proceeds from this transaction being used for debt repayment and capital structure optimization. It is anticipated that the combined company will have an equity market capitalization at closing of approximately $1.95 billion.

The respective boards of Vivid Seats and Horizon have approved the proposed business combination. Completion of the proposed business combination is expected in the second half of 2021. The transaction will be effected pursuant to the terms and conditions of the Transaction Agreement entered into by Vivid Seats, Horizon, and the other parties thereto, which contains customary closing conditions, including, without limitation, the registration statement being declared effective by the Securities and Exchange Commission (“SEC”) and approval by the shareholders or members, as applicable, of Vivid Seats and Horizon.

Additional information about the proposed transaction, including a copy of the transaction agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Horizon with the SEC and will be available at www.sec.gov.

Advisors

Evercore is acting as exclusive financial and capital advisor to Vivid Seats. Latham & Watkins LLP is acting as legal advisor to Vivid Seats.

Credit Suisse is acting as lead financial and capital markets advisor to Horizon. Deutsche Bank Securities and RBC Capital Markets are also acting as financial and capital markets advisors to Horizon. Kirkland & Ellis LLP is acting as legal advisor to Horizon.

Credit Suisse and Evercore acted as co-placement agents on the private offering.

Investor Conference Call and Additional Materials

Investors may listen to a conference call regarding the proposed business combination today, April 22, 2021, at 8:30 am ET. The call can be accessed on the Horizon website, accessible here and at https://www.horizonacquisitioncorp.com/.

Investors may also access an investor presentation available on the Horizon website and filed with the SEC as an exhibit to a Current Report on Form 8-K prior to the call, and available on the SEC website at www.sec.gov.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed business combination, Horizon Acquisition Corporation will merge with and into Vivid Seats, Inc., which will be the surviving entity and the going-forward public company, and intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a proxy statement/prospectus, and certain other related documents, to be used at the meeting of stockholders to approve the proposed business combination. INVESTORS AND SECURITY HOLDERS OF HORIZON ACQUISITION CORPORATION ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIVID SEATS, HORIZON AND THE BUSINESS COMBINATION. The proxy statement/prospectus will be mailed to shareholders of Horizon Acquisition Corporation as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC's web site at www.sec.gov.

Participants in the Solicitation

Horizon and its directors and executive officers may be deemed participants in the solicitation of proxies from Horizon's shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Horizon is contained in Horizon’s filings with the SEC, including Horizon’s annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”), which was filed with the SEC on March 31, 2021,, and is available free of charge at the SEC's web site at www.sec.gov. Additional information regarding the interests of such participants will be set forth in the Registration Statement for the proposed business combination when available. Vivid Seats and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Horizon in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the Registration Statement for the proposed business combination when available.

About Vivid Seats

Vivid Seats is one of North America's most trusted independent marketplaces for tickets to live sports, concerts and theater events, and the industry's leading provider of technology platforms and service solutions. Founded in 2001, the Chicago-based tech company offers exceptional affordability across one of the widest selections of premium tickets and event packages, as well as a loyalty program, Vivid Seats Rewards, that helps the everyday fan and superfans alike earn credit back. Selected by organizations like ESPN, Rolling Stone, the Los Angeles Clippers and University of Tennessee to serve as official ticketing partners, Vivid Seats supports all confirmed orders with a dedicated, award-winning customer service team to ensure the safest and most convenient purchase experience. Fans who want to sit closer and see more of their favorite live events can order directly on vividseats.com, by downloading the Vivid Seats mobile app or by phone at 866-848-8499.

About Horizon Acquisition Corporation

Horizon is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Horizon is sponsored by the Sponsor, an affiliate of Eldridge. Horizon is led by Todd L. Boehly, the Co-founder, Chairman and Chief Executive Officer of Eldridge. Horizon’s securities are traded on the New York Stock Exchange (the “NYSE”) under the ticker symbols HZAC, HZAC WS and HZAC.U. Learn more at https://www.horizonacquisitioncorp.com/.

Forward-Looking Statements

Certain statements made in this release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Vivid Seats’ or Horizon’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to complete the business combination (including due to the failure to receive required shareholder approvals, failure to receive approvals or other determinations from certain gaming regulatory authorities, or the failure of other closing conditions); the inability to recognize the anticipated benefits of the proposed business combination; the inability to obtain or maintain the listing of Horizon’s shares on the NYSE following the business combination; costs related to the business combination; the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; Horizon and Vivid Seats’ ability to manage growth; Horizon and Vivid Seats’ ability to execute its business plan and meet its projections; potential litigation involving Vivid Seats or Horizon Acquisition Corporation; changes in applicable laws or regulations, particularly with respect to gaming, and general economic and market conditions impacting demand for Vivid Seats or Horizon Acquisition Corporation products and services, and in particular economic and market conditions in the entertainment/technology/software industry in the markets in which Vivid Seats and Horizon Acquisition Corporation operate; and other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the business combination, including those under “Risk Factors” therein, and in Horizon’s other filings with the SEC. None of Vivid Seats or Horizon Acquisition Corporation undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This press release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Information Sources

This press release has been prepared for use by Horizon and Vivid Seats in connection with the transaction. The information herein does not purport to be all-inclusive. The information herein is derived from various internal and external sources, and all information relating to the business, past performance, results of operations and financial condition of Horizon was derived entirely from Horizon and all information relating to the business, past performance, results of operations and financial condition of Vivid Seats was derived entirely from Vivid Seats. No representation is made as to the reasonableness of the assumptions made with respect to the information herein, or to the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance.

The data contained herein relating to the operations and performance of the combined entities has been derived by Vivid Seats from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Horizon and Vivid Seats assume no obligation to update the information in this presentation.

No Representations

No representations or warranties, express or implied, are given in respect of this press release. To the fullest extent permitted by law in no circumstances will Horizon or Vivid Seats, or any of their respective subsidiaries, affiliates, stockholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this press release, its contents (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of Vivid Seats has been derived, directly or indirectly, exclusively from Vivid Seats and has not been independently verified by Horizon. Neither the independent auditors of Horizon nor the independent auditors of Vivid Seats audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in this presentation and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of this presentation.

Contacts:

Investors

Ashley DeSimone, ICR

Ashley.DeSimone@icrinc.com

646-677-1827

Media

Julia Young, ICR

Julia.Young@icrinc.com

646-277-1280

Nadia Damouni, Prosek Partners
ndamouni@prosek.com

646-818-9217

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